                                                                   EXHIBIT 10.15

                               WAIVER AND CONSENT

          Waiver and Consent, dated as of June 12, 2002 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), JP Morgan Chase Bank (f/k/a The Chase Manhattan Bank) and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, the Company is contemplating issuing up to $300.0 million of unsecured senior notes on or prior to July 31, 2002, which notes will be sold pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended, substantially on the terms set forth in that certain draft offering memorandum dated May 30, 2002 which terms have been approved by the Agents (such issuance, the "Senior Notes Issuance");

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company desires to have the Required Lenders waive certain provisions of the Credit Agreement and consent to the departure of the Company therefrom and amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. WAIVER AND CONSENT. The Required Lenders hereby waive compliance by the Company with and consent to the departure from the provisions of the Credit Agreement (including, without limitation, Exhibit XIV to the Credit Agreement) with respect to the Senior Note Issuance; provided that the proceeds of such Senior Notes Issuance are applied as follows: First, to the repayment of $25 million of term loan borrowings under the Senior Credit Facility; Second, to the payment of all fees and expenses relating to the Senior Notes Issuance; and Third, 50% of the remaining proceeds to the repayment of term loan borrowings under the Senior Credit Facility and 50% of the remaining proceeds to the repayment of amounts outstanding under the Credit Agreement. The Required Lenders hereby agree that

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                                       -2-

the Senior Notes Issuance or the application of the proceeds thereof as described above shall not constitute an Event of Default or Potential Event of Default under the Credit Agreement.

          2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment and the documentation contemplated hereby, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

          3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement, shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, including but not limited to
Section 5.12 thereof, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

          4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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                                       S-1

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                       VERTIS, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       VERTIS HOLDINGS, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       SUBSIDIARY GUARANTORS:


                                       PRINTCO., INC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       WEBCRAFT LLC


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       WEBCRAFT CHEMICALS LLC


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President

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                                       S-2

                                       ENTERON GROUP LLC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       BIG FLOWER DIGITAL SERVICES
                                         (DELAWARE), INC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President


                                       BIG FLOWER DIGITAL LLC

                                       By:  BIG FLOWER DIGITAL
                                             SERVICES (DELAWARE), INC.


                                       By:  /s/ John V. Howard, Jr.
                                            --------------------------------
                                            Name:   John V. Howard, Jr.
                                            Title:  Senior Vice President

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                                       S-3

                                       AGENTS:

                                       DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS,
                                         as co-agent


                                       By:  /s/ David J. Flannery
                                            --------------------------------
                                            Name:   David J. Flannery
                                            Title:  Managing Director

                                       JP MORGAN CHASE BANK
                                          as co-agent


                                       By:  /s/ Randolph E. Cates
                                            --------------------------------
                                            Name:   Randolph E. Cates
                                            Title:  Vice President

                                       BANC OF AMERICA BRIDGE LLC,
                                         as co-agent


                                       By:  /s/ S. Paul Trapani, Iii
                                            --------------------------------
                                            Name:   S. Paul Trapani
                                            Title:  Managing Director

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                                       S-4

                                       LENDERS:

                                       DEUTSCHE BANK TRUST CORPORATION


                                       By:  /s/ David J. Flannery
                                            --------------------------------
                                            Name:   David J. Flannery
                                            Title:  Managing Director

                                       JP MORGAN CHASE BANK


                                       By:  /s/ Randolph E. Cates
                                            --------------------------------
                                            Name:   Randolph E. Cates
                                            Title:  Vice President

                                       BANC OF AMERICA BRIDGE LLC


                                       By:  /s/ S. Paul Trapani, III
                                            --------------------------------
                                            Name:   S. Paul Trapani, III
                                            Title:  Senior Vice President


                                       ARCHIMEDES FUNDING III, LTD.


                                       By:  ING Capital Advisors LLC,
                                             as Collateral Manager

                                       By:  /s/ Jane Musser Nelson
                                            --------------------------------
                                            Name:   Jane Musser Nelson
                                            Title:  Managing Director

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                                       S-5

                                       OAK HILL SECURITIES FUND II, L.P.

                                       By:  Oak Hill Securities GenPar II, L.P.,
                                             its General Partner

                                       By:  Oak Hill Securities MGP II, Inc.,
                                             its General Partner


                                       By:  /s/ Scott D. Krase
                                            --------------------------------
                                            Name:   Scott D. Krase
                                            Title:  Authorized Signatory

                                       D.K. ACQUISITION PARTNERS, L.P.

                                       By:  M.H. Davidson & Co.,
                                              its General Partner


                                       By:  /s/ Thomas Kempner
                                            --------------------------------
                                            Name:   Thomas Kempner
                                            Title:  Partner


                                       FRANKLIN FLOATING RATE TRUST


                                       By:   /s/ Richard Hsu
                                            --------------------------------
                                            Name:   Richard Hsu
                                            Title:  Vice President

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                                       S-6

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By:  TCW Advisers (Bermuda), Ltd.
                                             as Investment Adviser


                                       By:  /s/ Mark L. Gold
                                            --------------------------------
                                            Name:   Mark L. Gold
                                            Title:  Managing Director


                                       By:  TCW Investment Management Company,
                                             as Investment Adviser


                                       By:  /s/ Jonathan R. Insull
                                            --------------------------------
                                            Name:   Jonathan R. Insull
                                            Title:  Managing Director



                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By:  TCW Advisers (Bermuda), Ltd.
                                             as General Partner


                                       By:  /s/ Mark L. Gold
                                            --------------------------------
                                            Name:   Mark L. Gold
                                            Title:  Managing Director


                                       By:  TCW Investment Management Company,
                                             as Investment Adviser


                                       By:  /s/ Jonathan R. Insull
                                            --------------------------------
                                            Name:   Jonathan R. Insull
                                            Title:  Managing Director

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                                       S-7

                                       FLEET CORPORATE FINANCE, INC.


                                       By:  /s/ Timothy C. Shoyer
                                            --------------------------------
                                            Name:   Timothy C. Shoyer
                                            Title:  Vice President


                                       MERRILL LYNCH GLOBAL INVESTMENT
                                         SERIES:  INCOME STRATEGIES
                                         PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                            as Investment Advisor


                                       By:  /s/ Jaimin Patel
                                            --------------------------------
                                            Name:   Jaimin Patel
                                            Title:  Authorized Signatory